PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Combined Financial Statements

December 31, 2005

(With Independent Auditors’ Report Thereon)

Independent Auditors’ Report

The Board of Directors
ProQuest Company:

We have audited the accompanying combined balance sheet of ProQuest Business Solutions, Inc., and related entities as of December 31, 2005, and the related combined statements of operations, shareholder’s equity and comprehensive income, and cash flows for the year then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of ProQuest Business Solutions, Inc. and related entities as of December 31, 2005 and the results of their operations and their cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Detroit, Michigan
October 13, 2006

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Combined Statement of Operations
Fiscal year ended December 31, 2005
(In thousands)

2005
Net sales	$182,854
Cost of sales (including $2,460 to related party)	(69,787)

Gross profit	113,067
Research and development expense	(8,562)
Selling and administrative expense (including $5,723 to related party)	(55,015)
Intercompany royalty charge	(6,102)

Earnings before interest and income taxes	43,388

Net interest expense:
Interest income	1,351
Interest expense	(5,939)

Net interest expense	(4,588)

Earnings before income taxes	38,800
Income tax expense	(14,309)
Equity in earnings of affiliate	506

Net earnings	$24,997

See accompanying notes to combined financial statements.

2

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Combined Balance Sheet
December 31, 2005
(In thousands)

Assets	December 31, 2005
Current assets:
Cash and cash equivalents	$15,087
Accounts receivable, net	29,531
Inventory:
Finished products	23
Products in process and materials	1,639

Total inventory	1,662
Other current assets	2,518

Total current assets	48,798
Property, plant, and equipment, at cost:
Land	17
Buildings and improvements	4,010
Machinery and equipment	21,580

Total property, plant, and equipment, at cost	25,607
Accumulated depreciation and amortization	(20,197)

Net property, plant, and equipment	5,410
Investment in affiliate	2,131
Long-term receivables	6,948
Goodwill	50,291
Identifiable intangibles, net	3,151
Purchased and developed software, net	4,439
Other assets	7,158

Total assets	$128,326

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$10,082
Accrued expenses	9,045
Current portion of monetized future billings	17,058
Deferred income	9,522
Intercompany accounts payable	10,169

Total current liabilities	55,876

Long-term liabilities:
Monetized future billings, less current portion	18,533
Other liabilities	2,588

Total long-term liabilities	21,121

Shareholders’ equity:
Capital stock	637
Capital surplus	29,054
Retained earnings	20,194
Other comprehensive income:
Accumulated foreign currency translation adjustment	1,444

Accumulated other comprehensive income	1,444

Total shareholders’ equity	51,329

Total liabilities and shareholders’ equity	$128,326

See accompanying notes to combined financial statements.

3

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Combined Statement of Cash Flows
Fiscal year ended December 31, 2005
(In thousands)

2005
Operating activities:
Net earnings	$24,997
Adjustments to reconcile net earnings to net
cash provided by operating activities:
Equity in earnings of affiliate	(506)
Depreciation and amortization	5,984
Deferred income taxes	1,135
Changes in operating assets and liabilities,
net of acquisitions:
Accounts receivable, net	(870)
Inventory, net	(118)
Other current assets	(238)
Long-term receivables	(4,079)
Other assets	(617)
Accounts payable	2,248
Accrued expenses	(1,398)
Deferred income	2,631
Other long-term liabilities	(1,313)
Other, net	(394)
Intercompany activity	22,135

Net cash provided by operating activities	49,597

Investing activities:
Expenditures for property, plant, equipment
and software	(2,971)
Acquisitions, net of cash acquired	(12,074)

Net cash used in investing activities	(15,045)

Financing activities:
Net decrease in short-term debt	(771)
Monetized future billings	(24,938)

Net cash used in financing activities	(25,709)

Effect of exchange rate changes on cash	(1,116)

Increase in cash and cash equivalents	7,727
Cash and cash equivalents, beginning of period	7,360

Cash and cash equivalents, end of period	$15,087

See accompanying notes to combined financial statements.

4

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES
Combined Statement of Shareholders’ Equity and Comprehensive Income
Fiscal year ended December 31, 2005
(In thousands)

	Capital stock	Capital surplus	Retained earnings (accumulated deficit)	Accumulated other comprehensive income (loss)	Total
Balance, at the beginning of fiscal 2005	$637	$29,054	$(4,803)	$4,887	$29,775
Comprehensive income:
Net earnings	--	--	24,997	--	24,997
Foreign currency translation adjustments	--	--	--	(3,443)	(3,443)

Total comprehensive income					21,554

Balance, at the end of fiscal 2005	$637	$29,054	$20,194	$1,444	$51,329

See accompanying notes to combined financial statements.

5

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

(1)	Significant Accounting Policies

(a)	Organization and Basis of Presentation

ProQuest Business Solutions Inc. and related entities (PQBS or the Company) is a combination of a number of direct and indirect subsidiaries of ProQuest Company (ProQuest or the Parent), and is collectively managed, operated and financially reported on by the management of PQBS. The Company is comprised of a number of legal entities and divisions in the United States, Canada, the United Kingdom, France, Spain, Germany, Italy, and Japan including the following:

ProQuest Business Solutions, Inc. and its subsidiaries: ProQuest Outdoor Solutions, Inc. ProQuest Japan Company Syncata Corporation

ProQuest Alison, Inc.

ProQuest UK Holdings Ltd. and its subsidiary (only certain assets and liabilities of
    ProQuest UK Holdings Ltd. are included):
        ProQuest Business Solutions, Ltd. and its subsidiaries:
            ProQuest Business Solutions, GmbH ProQuest Business Solutions, SARL
            ProQuest Business Solutions, SA
ProQuest Business Solutions, SRL

ProQuest Information Access, Ltd. (only certain assets and liabilities of ProQuest Information Access, Ltd. are included)

The Company’s EPC European Business is a division of ProQuest UK Holdings Ltd. The division’s assets of $7,719 and liabilities of $300 at December 31, 2005, have been included in the Company’s balance sheets and its’ net equity is included in the Company’s retained earnings.

All other assets and liabilities of ProQuest UK Holdings Ltd. relate to other ProQuest activities and are therefore excluded from these combined financial statements.

The Company’s Canadian EPC business is a division of ProQuest Information Access, Ltd. The division’s assets of $3,355 and liabilities of $385 at December 31, 2005, have been included in the Company’s balance sheets and its’ net equity is included in the Company’s retained earnings.

All other assets and liabilities of ProQuest Information Access, Ltd. relate to other ProQuest activities and are therefore excluded from these combined financial statements.

The assets and liabilities combined to form the Company, as defined, were recorded at the historical values established by the Parent.

6	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

The combined balance sheet, statement of operations, statement of shareholder’s equity and comprehensive income, and statement of cash flows as of December 31, 2005 and for the fiscal year ended December 31, 2005 have been prepared to present the combined financial position of the Company, its subsidiaries and related entities as if the Company had existed as a stand-alone entity as of December 31, 2004. As such, these financial statements may not necessarily reflect what the results of operations, financial position and cash flows would have been, had the Company operated as a separate independent company, nor are they an indicator of future performance. The combined financial statements include the accounts of the combined entities as listed above, and, in the opinion of management, contain all adjustments necessary for a fair presentation of the combined financial position and results of operations.

The combined entities have certain services and functions provided to them by the Parent, and the Company’s operations have been financed through its operating cash flows. These services are referred to as allocated costs, and include legal, tax, and other functional support services.

(b)	Nature of Operations

The Company is primarily engaged in the delivery, in electronic form, of comprehensive parts and service information for the automotive and outdoor power market (motorcycle, marine, recreational vehicle, lawn and garden, and heavy equipment) and business performance products and services for the automotive market.

ProQuest Business Solutions, Ltd. and its subsidiaries provide business performance products and services to the European Original Equipment Manufacturers (OEMs) and their dealership networks. These products and services encompass business management and planning services and other dealer network management products and services that assist the OEM in managing dealer contracts and track compliance with the European Common Markets’ block exemption regulations. Revenues from ProQuest Business Solutions, Ltd. and its subsidiaries accounted for 17% of the Company’s revenue in 2005. ProQuest Alison, Inc. performs similar operations in North America for OEMs and their dealership networks.

(c)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Subsequent actual results may differ from those estimates.

(d)	Fiscal Year

Our fiscal year ends on the Saturday nearest to December 31. References to fiscal 2005 are for the 52 weeks ended December 31, 2005.

7	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

(e)	Principles of Combination

The combined financial statements include the accounts of the Company, its majority owned subsidiaries and related entities, as described in the Organization and Basis of Presentation section of Note 1(a). All significant intercompany balances and transactions have been eliminated in combination.

(f)	Investments

Investments are accounted for using the equity method of accounting if the investment provides us the ability to exercise significant influence, but not control, over an investee. Significant influence is generally deemed to exist if the Company has an ownership interest in the voting stock of the investee between 20% and 50%, although other factors, such as representation on the investee’s Board of Directors are considered in whether the equity method of accounting is appropriate. We record our investments in equity method investees as “Investment in affiliate” in our Combined Balance Sheet. Income of investments accounted for using the equity method are reported as “Equity in earnings of affiliate” in our Combined Statement of Operations.

(g)	Revenue Recognition

We derive revenue from licensing database content, services, and computer hardware equipment. Services consist of training and installation with respect to our Automotive Parts and Service Products (APSP) and performance measurement products. Revenue from these training and installation services accounted for less than 10% of our revenue in 2005.

Parts and Service Products

A majority of the APSP revenue is related to multiple element contracts in which the Company provides hardware, training and installation, database content licenses, and ongoing support to our customers. The Company follows the guidance under Emerging Issues Task Force 00-21, Revenue Arrangements with Multiple Deliverables (EITF 00-21), in allocating the contract revenue to the various elements. EITF 00-21 addresses how to determine whether an arrangement involving multiple deliverables contains more than one unit of accounting. EITF 00-21 prescribes that in circumstances where there are multiple units of accounting in a contract, revenue should be allocated to each unit based on fair value, irrespective of the amount ascribed in the contract. Determination of fair value is judgmental and is typically based on our pricing of similar products that are not part of a multi-element arrangement and/or pricing of a market competitor. The Company applies guidance from Staff Accounting Bulletin No. 101, Revenue Recognition in Financial Statements (SAB No 101), and SAB No. 104, Revenue Recognition (SAB No. 104), for determination of revenue recognition. Assuming fair value exists for all elements, the amount assigned to the hardware value is recognized upon shipment of the hardware to the customer. The amounts assigned to training and installation are recognized as the services are performed. The amounts assigned to the database licenses and the ongoing support are recognized over the term of the contract, typically 24 to 60 months. Costs associated with these contracts, primarily commissions, are deferred and recognized over the term of the contracts.

8	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

We provide certain APSP customers with the option to bundle into monthly payments hardware or training and installation. An interest factor of approximately 8% is charged for the bundled items and recorded as deferred interest income. Deferred interest income was $1,556 at December 31, 2005. This amount will be recognized as interest income over the collection period. The receivable related to these items and the related deferred interest income are recorded in “Long–term receivables” in our combined financial statements. Interest income recognized related to these arrangements in 2005 was $1,351.

We also provide Parts and Service Products for the power equipment markets. Certain of these products are customized for the individual customer. As such, the Company follows the guidance under EITF 00-21. The Company applies guidance from SAB No. 101, SAB No. 104 and Statement of Position 97-2, Software Revenue Recognition (SOP 97-2), for determination of revenue recognition. Software revenue is recognized when evidence of an arrangement exists, delivery has occurred, the fee is fixed and collectibility is probable. Initial license and project management fees are recognized over the implementation and delivery of the product. An annual license fee is charged and is recognized ratably over the year or period it pertains to. Ongoing services revenue is recognized over the term of the contract.

Performance Measurement Products and Services

Revenue from performance measurement products is primarily derived from business management information systems and business products provided to both Original Equipment Manufacturers (OEMs) and their dealerships in the automotive industry. Dealer information is collected and published, typically on a monthly or quarterly basis. This content is used to monitor and evaluate dealer performance against various metrics and to manage dealer contracts and track compliance with the European Common Market’s block exemption regulations. Revenue is recognized when the dealer information collecting and publishing cycle is completed and delivered.

(h)	Allowance for Doubtful Accounts

We estimate a reserve, as required, for outstanding accounts and long- term receivables.

Allowances for doubtful accounts are reviewed on a quarterly basis and any required adjustments to reserve levels are made. The allowance for doubtful accounts at December 31, 2005 was $379.

(i)	Foreign Currency Translation

The financial position and results of operations of each of our foreign subsidiaries are measured using the local currency as the functional currency. Revenues and expenses are translated at average exchange rates prevailing during the respective fiscal periods. Assets and liabilities are translated into United States (U.S.) dollars using the exchange rates at the end of the respective fiscal periods. Balance sheet translation adjustments arising from differences in exchange rates from period to period are included in the determination of our other comprehensive income which is reflected as a component of shareholders’ equity.

9	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

(j)	Cash and Cash Equivalents

We consider all highly liquid investments with maturities of three months or less (when purchased) to be cash equivalents. The carrying amount reported in the Combined Balance Sheet approximates fair value.

(k)	Inventory

Inventory costs include material, labor and overhead. Inventories are stated at the lower of cost (determined using the first-in, first-out (FIFO) method) or market.

(l)	Property, Plant, and Equipment

Property, plant, and equipment are recorded at cost. The straight-line method of depreciation is primarily used. Estimated lives range from 10 to 40 years for buildings and building improvements and 3 to 15 years for machinery and equipment.

(m)	Goodwill and Other Intangible Assets

We comply with Statement of Financial Accounting Standards No. 141 Business Combinations (SFAS No. 141) and SFAS No. 142, Goodwill and Other Intangible Assets (SFAS No. 142). Under SFAS No. 141, intangible assets are recognized as assets apart from goodwill when they arise from contractual or other legal rights (regardless of whether those rights are transferable or separable from the acquired entity or from other rights and obligations) or if they are separable (capable of being separated or divided from the acquired entity regardless of whether there is an intent to do so). SFAS No. 142 requires that goodwill no longer be amortized to earnings, but instead be reviewed for impairment on an annual basis using a two-step goodwill impairment test. We perform this annual analysis during the second fiscal quarter based on the goodwill balance as of the end of the first fiscal quarter. The first step of the impairment test requires us to define our reporting units and then compare the fair value of each of these reporting units to its carrying value. If the carrying value is higher than the fair value, there is an indication that impairment may exist; if the carrying value is less than the fair value, no impairment exists, and the second step does not need to be completed.

Intangible assets determined to have definite useful lives are amortized over their useful lives, generally 3 to 5 years. We review our intangibles with definite lives for impairment to ensure they are appropriately valued if conditions exist that may indicate the carrying value may not be recoverable.

(n)	Software Capitalization.

We follow the guidance in SOP 98-1, Accounting for the Costs of Computer Software Developed or Obtained for Internal Use (SOP 98-1), for capitalizing software projects. We consider the following two characteristics when evaluating software for internal use:

•	The software is internally developed, acquired, or modified solely to meet our internal needs.

10	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

•	During the software’s development or modification, no substantive plan exists or is being developed to market the software externally.

In accordance with SOP 98-1, there are three stages identified for development of software:

•	preliminary project stage

•	application development stage

•	post implementation / operating stage

We capitalize computer software costs incurred during the application development stage. All other costs incurred in connection with internal use software are expensed as incurred.

We follow SFAS No. 86, Accounting for Costs of Computer Software to be Sold, Leased or Otherwise Marketed (SFAS No. 86), for software projects related to external use.

According to SFAS No. 86, there are two types of costs related to a software development project:

•	Research and development costs which are incurred internally in creating a computer software product prior to establishing technological feasibility, and

•	Software production costs incurred after technological feasibility has been established.

The first type of costs is expensed as incurred while the second type of costs is capitalized and amortized over the estimated economic life of the product. All of our software development projects are amortized on a straight-line basis primarily over three to five years. Software that is purchased with a license is amortized over the life of the related license.

(o)	Impairment of Long-Lived Assets

We review the carrying value of property, plant and equipment and certain identifiable intangibles for impairment whenever events or changes in circumstances indicate that the net book value of an asset may not be recoverable from the estimated undiscounted future cash flows expected to result from its use and eventual disposition. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net undiscounted cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment is measured as the amount by which the carrying amount of the assets exceeds the fair value as estimated by discounted cash flows. Assets to be disposed of are reported at the lower of the carrying amount or fair value less cost of disposal.

(p)	Monetized Future Billings

With regard to our APSP agreements, we have monetized a portion of the future cash stream to be generated by these customer contracts. At the time of monetization, we received an amount equal to the discounted value of future billings that will be received from the customer. The amount received at the time of monetization is recorded as “Monetized future billings” in our Combined Balance Sheet. The monthly payments received from our customers are retained by the third party with whom we have monetized these contracts and a portion of the discount is recognized as interest expense. Our obligation related to certain portions of these monetized amounts will be satisfied within the next twelve months; these amounts have been classified as the “Current portion of monetized future billings”. In connection with these transactions, we retain a maximum credit risk of $1,300.

11	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

(q)	Income Taxes

We account for income taxes using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to be in effect for the year in which those temporary differences are expected to be recovered or settled.

(r)	Foreign Exchange Risks

A portion of revenue, earnings, and net investment in foreign affiliates is exposed to changes in foreign exchange rates. Substantially all foreign exchange risks are managed through operational means.

(2)	Income Taxes

Earnings before income taxes in fiscal 2005 were attributable to the following locations:

2005
United States	$26,736
Foreign	12,064

$38,800

Income tax expense attributable to income before income taxes in fiscal 2005 included the following:

12	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

2005
Current income tax expense:
United States	$9,562
Foreign	3,612

Current income tax expense	13,174

Deferred income tax expense:
United States	813
Foreign	322

Deferred income tax
expense	1,135

Income tax expense	$14,309

The differences between our effective tax rate for income taxes and the domestic federal statutory income tax rate in fiscal 2005 was as follows:

2005
Statutory federal income tax rate	35.00%
Increase (reduction) in taxes resulting from:
State income taxes, net of federal benefit	3.95
Foreign statutory rate difference	(1.02)
Benefit from research incentives	(1.21)
Benefit from export tax incentives	(0.53)
Other	0.69

Effective income tax rate	36.88%

Deferred income taxes are primarily provided for temporary differences between the financial reporting basis and the tax basis of our assets and liabilities. The tax effects of each type of temporary difference and carryforward that gives rise to a significant portion of deferred tax assets (liabilities) at December 31, 2005 were as follows:

13	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

2005
Deferred tax assets are attributable to:
Accrued expenses	$1,111
Net operating loss carryforwards	453
Property, plant, and equipment	928
Inventory	770
Accounts receivable	381
Deferred income	1,361
Intangibles	286
Other	43

Gross deferred tax assets	5,333
Valuation allowance	(362)

Net deferred tax assets	4,971

Deferred tax liabilities are attributable to:
Purchased and developed software	(1,031)
Goodwill	(1,452)
Property, plant and equipment	(37)
Partnership income	(392)

Gross deferred tax liabilities	(2,912)

Net deferred tax asset	$2,059

The net deferred tax asset/ (liability) is classified as follows:

2005
Current deferred tax asset	$1,717
Noncurrent deferred tax asset	669
Noncurrent deferred tax liability	(327)

Net deferred tax asset/(liability)	$2,059

The valuation allowance relates to foreign net operating loss carryforwards. The net change in the valuation allowance in 2005 was ($154). The decrease in the valuation allowance during 2005 related to the utilization of the related foreign net operating losses.

14	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

In assessing the realizability of deferred tax assets, we consider whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible or creditable. We consider the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. As of December 31, 2005, we believe it is more likely than not that we will realize the benefits of these deductible and creditable differences, net of the existing valuation allowances. However, the amount of the deferred tax asset considered realizable could be reduced in the near term if estimates of future taxable income during the carryforward period are reduced.

U.S. income and foreign withholding taxes have not been recognized on the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. This amount becomes taxable upon a repatriation of assets from the subsidiary or a sale or liquidation of the subsidiary. The amount of such temporary difference totaled $6,700 as of December 31, 2005. Determination of the amount of any unrecognized deferred income tax liability on this temporary difference is not practicable.

The Company has open tax years from primarily 2000 to 2004 with various significant taxing jurisdictions including the U.S., Canada and the United Kingdom. The various PQBS entities in the U.S. participate in the filing of the Parent’s consolidated federal income tax return. The consolidated tax return has been selected for examination in the U.S. for the 2002-2004 tax years. These open years contain matters that could be subject to differing interpretations of applicable tax laws and regulations as they relate to the amount, timing or inclusion of revenue and expense or the sustainability of income tax credits for a given audit cycle.

(3)	Cumulative Effect of a Change in Accounting Principle

In December 1999, the Securities and Exchange Commission (SEC) issued SAB No. 101. As a result of this pronouncement, we modified our accounting for revenue from APSP agreements beginning in fiscal 2000.

As a result of the changes in the methods of accounting for revenue, approximately $103,573 of revenue recognized in fiscal 1999 and prior years was reversed and included in the cumulative effect adjustment determined as of the beginning of fiscal 2000. Of this amount, $875, was recognized in 2005 and $91 will be recognized in 2006.

(4)	Acquisitions

In February 2005, we acquired all the outstanding shares of Syncata Corporation and its subsidiaries (Syncata). Syncata is a professional services organization and has performed over 600 projects for customers, primarily in the automotive market. Professional services are an integral part of providing our customers with solutions involving the implementation and integration of our products.

15	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

We paid $8,367 in cash for Syncata and contingent consideration based on certain revenue and earnings accomplishments in 2005. Total contingent consideration earned by Syncata during the year ended December 31, 2005 was $1,657.

In July 2005, we purchased certain assets from Active Web Services LLC (AWS), including the intellectual property of an enterprise warranty application. We paid $3,800 in cash at the time of acquisition and contingent consideration based on certain revenue performance during the subsequent two annual periods following the purchase date. Contingent consideration to be paid to AWS for the first annual period ended in July 2006 was $344. The final payment, if certain revenue performance is achieved, will be made in October, 2007.

The following table summarizes the estimated fair value of assets acquired and liabilities assumed for each acquisition:

	Syncata	AWS
Current assets, including cash	$4,100	51
Net property, plant, and equipment	163	--
Identifiable intangibles	1,700	2,080
Goodwill	7,432	1,802

Total assets acquired	13,395	3,933
Current liabilities	3,371	133

Total liabilities assumed	3,371	133

Net assets acquired	$10,024	3,800

(5)	Goodwill, Software and Other Intangible Assets

The changes in the carrying amount of goodwill for the fiscal year ended December 31, 2005 are as follows:

Balance as of January 1, 2005	$42,142
Goodwill acquired in fiscal 2005	9,234
Translation adjustments in fiscal 2005	(1,085)

Balance as of December 31, 2005	$50,291

Included in depreciation and amortization expense is software amortization of $1,865 for the year 2005.

16	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

As of December 31, 2005 our intangible assets and related accumulated amortization consisted of the following:

	Balance as of December 31, 2005
	Gross	Accumulated amortization	Net
Customer relationships	$3,632	$(769)	$2,863
Software	491	(231)	260
Non-compete agreements	50	(22)	28

Total identifiable
intangibles, net	$4,173	$(1,022)	$3,151

We recorded $898 of amortization expense on the above identifiable intangibles during 2005. Based on the current amount of intangible assets subject to amortization, the estimated amortization expense for each of the succeeding 5 years is as follows: 2006 – $1,037; 2007 – $967; 2008 – $397; 2009 – $300; 2010 – $300.

During 2005, we acquired the following intangible assets associated with the Syncata and AWS acquisitions:

		Weighted average amortization period
Customer relationships	$3,500	4.5 years
Software	280	2.9 years

Total acquired identifiable intangibles	$3,780

(6)	Other Current Assets

Other current assets at the end of fiscal 2005 consist of the following:

2005
Prepaid royalties	$350
Maintenance agreements	1,130
Other	1,038

Total	$2,518

17	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

(7)	Other Assets

Other assets at December 31, 2005 consist of the following:

2005
Long-term commissions	$5,432
Product development costs	1,091
Other	635

Total	$7,158

(8)	Accrued Expenses

Accrued expenses at December 31, 2005 consist of the following:

2005
Salaries, wages, and bonuses	$4,975
Accrued income and other taxes	573
Accrued facilities costs	1,015
Other	2,482

Total	$9,045

(9)	Fair Value of Financial Instruments

Our financial instruments include accounts receivable, long-term receivables and accounts payable. We believe that fair value approximates book value for accounts receivable and accounts payable due to their short-term nature. In addition, the book value for monetized future billings approximates fair value because at the time of monetization, we receive an amount equal to the discounted value of future billings that will be received from the customer. The amount received at the time of monetization is recorded as “Monetized future billings” in our Combined Balance Sheet.

The fair value of long-term receivables is discounted using the weighted average effective borrowing rate at the end of the year. At December 31, 2005 long-term receivables were recorded at $6,948, which excludes deferred interest income of $1,556 (see note 1).

Following is a summary of financial instruments where the fair values differ from the recorded amounts as of December 31, 2005:

18	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

	December 31, 2005
	Carrying amount	Fair value
Long-term receivables	$8,504	$7,103

(10)	Leases

We lease certain facilities and equipment for production, selling and administrative purposes. Future minimum rental payments required under long-term noncancelable operating leases at December 31, 2005 were as follows:

2006	$5,035
2007	4,300
2008	3,118
2009	1,783
2010	1,090
Subsequent to 2010	2,323

Total	$17,649

Total rent expense for fiscal 2005 was $6,309. The fiscal 2005 rent expense has not been reduced by rental income under noncancelable subleases of $192.

(11)	Foreign Currency Transactions

Net foreign currency transaction gains for fiscal 2005 of $535 have been included in selling and administrative expense of the respective periods. Foreign currency translation adjustments are reflected in the Combined Statement of Shareholders’ Equity and Comprehensive Income.

(12)	Contingent Liabilities

We are involved in various legal proceedings incidental to our business. Management believes the outcome of such proceedings will not have a material adverse effect upon our consolidated operations or financial condition and we believe we have recognized appropriate liabilities as necessary.

We have one guarantee outstanding as of December 31, 2005 related to the APSP contracts we have monetized with a third party. In connection with these transactions, we retain maximum credit risk of approximately $1,300, in cases where our dealership customers cease paying their monthly contract amount. This amount may be reduced if we are able to successfully remarket any hardware that we recover from the dealership. Our allowance for doubtful accounts considers any potential exposure associated with this guarantee.

19	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

We enter into multiple-year data access agreements with Original Equipment Manufacturers. In certain of these agreements there are minimum royalty payment obligations. The obligations for fiscal 2006, 2007, and 2008 are $1,896, $204 and $75, respectively.

(13)	Related Party Transactions

Transactions between the Company and other ProQuest units have been included in these financial statements. The following table presents the charges for services provided by ProQuest Company to the Company. These items have been included in various cost expense categories in the Combined Statement of Operations of the Company and the intercompany royalty charge. The Company also participates in a cash pooling arrangement with ProQuest.

Year ended December 31, 2005
Fringe benefits	$6,634
Corporate allocations	840
Insurance	533
Taxes	2,409
Other	176

Total	$10,592

Eligible employees of the Company are covered by various benefit programs of ProQuest and are eligible to participate in defined contribution profit-sharing retirement plans sponsored by ProQuest. Amounts related to these plans are included in the above table.

Under ProQuest’s Stock Option Plan, certain employees of the Company have been granted stock options or received restricted stock grants. Any compensation expense related to the stock option and restricted stock grants is recorded on the books and records of the Parent.

(14)	Investments in Affiliate

On December 4, 2000 we entered into a Limited Liability Company Agreement with General Motors Corporation, DaimlerChrysler Corporation, and Ford Motor Company (the OEM Members) to form OEConnection (OEC). We contributed our product, CollisionLink, and “seconded” a 15 person management and development team, while each of the OEM Members contributed cash. OEC extends the established electronic parts catalog business by providing dealers and their wholesale customers a comprehensive, secure e-commerce portal. OEC has established and maintains this portal with the primary objective of facilitating the sale of original equipment automotive parts delivered through the franchised automotive dealership channel.

20	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

Profits and losses of OEC are allocated to all members as defined in the Limited Liability Company Agreement.

For reporting purposes, OEC’s balance sheet and statement of operations are not consolidated with our results. We record our investment in OEC as “Investment in affiliate” in our Combined Balance Sheet. The income of OEC is reported as “Equity in earnings of affiliate” in our Combined Statement of Operations. Beginning January 1, 2003 through December 31, 2007, we earn a royalty on OEC’s net revenues which is recorded in “Net sales”, on our Combined Statement of Operations. Royalty income of $1,464 was recognized in the year ended December 31, 2005.

(15)	Capital Stock

As noted above, the combined financial statements include the assets, liabilities and operations of ProQuest Business Solutions, Inc. and subsidiaries together with other related entities. The stock of ProQuest Business Solutions, Inc. and ProQuest Alison, Inc. is entirely owned by ProQuest. The stock of ProQuest Business Solutions, Ltd. is entirely owned by ProQuest UK Holdings, Ltd.

	Authorized shares	Issued and outstanding shares
ProQuest Business Solutions, Inc.:
Common stock ($0.01 par value)	1,000	1,000
Preferred stock	1,000	--
Related entities:
ProQuest Alison, Inc.:
Common stock ($1.00 par value)	20,000	10,000
ProQuest Business Solutions, Ltd.:
Common stock (£1.00 par value)	293,000	278,526
Preferred stock	57,000	57,000

21	(Continued)

PROQUEST BUSINESS SOLUTIONS, INC.
AND RELATED ENTITIES

Notes to Combined Financial Statements
December 31, 2005
(In thousands)

(16)	Subsequent Events

(a)	Pledge of Company’s Assets

ProQuest disclosed on February 9, 2006 an ongoing accounting review of previously released financial information. In light of this development, ProQuest was granted a waiver of a default under existing credit arrangements with bank lenders and private placement note holders which was announced on May 2, 2006. In order to obtain this waiver of default, ProQuest was required to grant a security interest in substantially all of its domestic assets and all domestic subsidiaries were required to formally guarantee all then existing debt and any additional advances by the bank lenders.

(b)	Acquisition

On September 6, 2006, the Company completed its acquisition of the CPD electronic parts catalog business of Dealer Computer Services, Inc. (DCS) transferring the Ford and Lincoln-Mercury customers of DCS to the Company.

The Company will be paying DCS a percentage of cash collections from the transferred customers over the next five years as consideration.

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